EXHIBIT 99.1

CONTACT:        INVESTOR RELATIONS:                 PUBLIC RELATIONS:
                Valerie Martinez                    Kekst & Company:
                (212) 549-6780                      Ruth Pachman/Wendi Kopsick
                                                    (212) 521-4891/4867


                                                           FOR IMMEDIATE RELEASE


                TOMMY HILFIGER CORPORATION FILES ANNUAL REPORT ON
                 FORM 10-K FOR FISCAL YEAR ENDED MARCH 31, 2005

HONG KONG, November 18, 2005 - Tommy Hilfiger Corporation (NYSE:TOM) today announced that it has filed its annual report on Form 10-K for the fiscal year ended March 31, 2005 with the Securities and Exchange Commission. The Company also filed its quarterly reports on Form 10-Q for the second quarter ended September 30, 2004 and for the third quarter ended December 31, 2004, along with its amended Form 10-Q/A for the first quarter ended June 30, 2004.

As announced on September 30, 2005, the Company concluded that it should restate its financial results for the fiscal years ended March 31, 2004 and prior, as well as for the first quarter ended June 30, 2004. Financial information for such periods contained in the attached tables has been restated to reflect adjustments relating to tax matters, lease accounting, inventory reserves, and other accruals and allowances. The full reports on Forms 10-K and 10-Q are available on www.tommy.com.

The Company continues to work towards filing its quarterly results on Form 10-Q for the fiscal quarters ended June 30, 2005 and September 30, 2005 in the near future.

Tommy Hilfiger Corporation, through its subsidiaries, designs, sources and markets men's and women's sportswear, jeanswear and childrenswear. The Company's brands include Tommy Hilfiger and Karl Lagerfeld. Through a range of strategic licensing agreements, the Company also offers a broad array of related apparel, accessories, footwear, fragrance, and home furnishings. The Company's products can be found in leading department and specialty stores throughout the United States, Canada, Europe, Mexico, Central and South America, Japan, Hong Kong, Australia and other countries in the Far East, as well as the Company's own network of outlet and specialty stores in the United States, Canada and Europe.


                           Tommy Hilfiger Corporation
                        9/F., Novel Industrial Building,
                            850-870 Lai Chi Kok Road,
                                 Cheung Sha Wan,
                               Kowloon, Hong Kong.
                          Tel: 2216 0668 Fax: 2371 2928

                           TOMMY HILFIGER CORPORATION
                         SELECTED FINANCIAL INFORMATION
                          STATEMENT OF OPERATIONS DATA
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                        FISCAL YEAR ENDED MARCH 31, 2005
                                   (UNAUDITED)

                                        QUARTER ENDED
                     -------------------------------------------------  TOTAL
                      JUNE 30   SEPTEMBER 30  DECEMBER 31   MARCH 31    YEAR
                     ---------  ------------  ----------- ---------- -----------
                    (Restated)

NET REVENUE         $ 328,847    $ 534,171    $ 430,748   $ 487,004  $ 1,780,770
COST OF GOODS SOLD    183,449      278,910      236,875     258,030      957,264
                    ----------   ---------    ----------  ---------  -----------
GROSS PROFIT          145,398      255,261      193,873     228,974      823,506
                    ----------   ---------    ----------  ---------  -----------

DEPRECIATION AND
 AMORTIZATION          17,127       22,532       17,456      22,564       79,679
OTHER SG&A EXPENSES   131,832      161,377      155,946     182,472      631,627
                    ----------   ---------    ----------  ---------  -----------
TOTAL SG&A EXPENSES   148,959      183,909      173,402     205,036      711,306
                    ----------   ---------    ----------  ---------  -----------

INCOME (LOSS) FROM
 OPERATIONS            (3,561)      71,352       20,471      23,938      112,200
INTEREST EXPENSE,
 NET                    6,116        6,254        5,778       4,467       22,615

INCOME (LOSS)
 BEFORE TAXES          (9,677)      65,098       14,693      19,471       89,585

INCOME TAXES             (965)       4,920       (5,500)      5,479        3,934
                    ----------   ---------    ----------  ---------  -----------

NET INCOME
 (LOSS)             $  (8,712)   $  60,178    $  20,193   $  13,992  $    85,651
                    ----------   ---------    ----------  ---------  -----------
                    ----------   ---------    ----------  ---------  -----------

INCOME (LOSS) PER
 SHARE - BASIC      $   (0.10)   $    0.66    $    0.22   $    0.15  $      0.93

INCOME (LOSS) PER
 SHARE - DILUTED    $   (0.10)   $    0.65    $    0.22   $    0.15  $      0.93

WEIGHTED AVERAGE
 SHARES - BASIC        91,317       91,773       91,814      91,827       91,683

WEIGHTED AVERAGE
 SHARES - DILUTED      91,317       92,450       92,019      92,172       92,265


REVENUE BY SEGMENT

  U. S. Wholesale   $ 163,449    $ 188,965    $ 168,768   $ 158,408  $   679,590
  International
   Wholesale           47,241      195,380       77,402     205,062      525,085
  Retail              103,272      129,828      165,333     102,194      500,627
  Licensing            14,885       19,998       19,021      20,246       74,150
  Other                   -            -            224       1,094        1,318
                    ----------   ---------    ----------  ---------  -----------
     TOTAL          $  328,847   $ 534,171    $ 430,748   $ 487,004  $ 1,780,770
                    ----------   ---------    ----------  ---------  -----------
                    ----------   ---------    ----------  ---------  -----------

                           TOMMY HILFIGER CORPORATION
                         SELECTED FINANCIAL INFORMATION
                          STATEMENT OF OPERATIONS DATA
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                        FISCAL YEAR ENDED MARCH 31, 2004
                                   (UNAUDITED)


                                        QUARTER ENDED
                     -------------------------------------------------  TOTAL
                      JUNE 30   SEPTEMBER 30  DECEMBER 31   MARCH 31    YEAR
                     ---------  ------------  ----------- ---------- -----------
                    (Restated)   (Restated)   (Restated)  (Restated) (Restated)

NET REVENUE         $ 367,483   $  548,222    $ 450,867   $ 510,325  $ 1,876,897
COST OF GOODS SOLD    198,723      290,592      250,363     272,478    1,012,156
                    ----------   ---------    ----------  ---------  -----------
GROSS PROFIT          168,760      257,630      200,504     237,847      864,741
                    ----------   ---------    ----------  ---------  -----------

DEPRECIATION AND
 AMORTIZATION          20,022       20,452       22,933      22,897       86,304
OTHER SG&A EXPENSES   117,843      150,354      138,856     173,317      580,370
                    ----------   ---------    ----------  ---------  -----------
TOTAL SG&A EXPENSES   137,865      170,806      161,789     196,214      666,674
                    ----------   ---------    ----------  ---------  -----------

INCOME FROM
 OPERATIONS            30,895       86,824       38,715      41,633      198,067

INTEREST EXPENSE,
 NET                    7,542        6,792        7,692       6,299       28,325

INCOME BEFORE
 TAXES                 23,353       80,032       31,023      36,334      169,742

INCOME TAXES            6,911       16,387        7,456       8,168       38,922
                    ----------   ---------    ----------  ---------  -----------
NET INCOME          $  16,442    $  63,645    $  23,567   $  27,166  $   130,820
                    ----------   ---------    ----------  ---------  -----------
                    ----------   ---------    ----------  ---------  -----------

INCOME PER
 SHARE - BASIC      $    0.18    $    0.70    $    0.26   $    0.30  $      1.44

INCOME PER
 SHARE - DILUTED    $    0.18    $    0.70    $    0.26   $    0.30  $      1.43

WEIGHTED AVERAGE
 SHARES - BASIC        90,580       90,610       90,655      90.922       90,692

WEIGHTED AVERAGE
 SHARES - DILUTED      90,667       91,046       91,556      92,047       91,329

REVENUE BY SEGMENT
  U.S. Wholesale    $ 228,384    $ 257,966    $ 239,040   $ 233,543  $   958,933
  International
   Wholesale           35,859      159,390       60,924     173,564      429,737
  Retail               89,438      115,106      135,903      85,297      425,744
  Licensing            13,802       15,760       15,000      17,921       62,483
                    ----------   ---------    ----------  ---------  -----------
  TOTAL             $ 367,483    $ 548,222    $ 450,867   $ 510,325  $ 1,876,897
                    ----------   ---------    ----------  ---------  -----------
                    ----------   ---------    ----------  ---------  -----------

                           TOMMY HILFIGER CORPORATION
                         SELECTED FINANCIAL INFORMATION
                          STATEMENT OF OPERATIONS DATA
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                FISCAL YEARS ENDED MARCH 31, 2001, 2002 AND 2003

                                    ------------    ------------   ------------
                                       FY 2001         FY 2002       FY 2003
                                    ------------    ------------   ------------
                                     (RESTATED)      (RESTATED)     (RESTATED)

NET REVENUE                         $ 1,881,935     $ 1,877,721    $ 1,889,055
COST OF GOODS SOLD                    1,116,321       1,073,089      1,058,356
                                    ------------    ------------   ------------
GROSS PROFIT                            765,614         804,632        830,699
                                    ------------    ------------    ------------

DEPRECIATION AND AMORTIZATION           109,541         118,129        144,447
OTHER SG&A EXPENSES                     460,953         499,978        567,138
GOODWILL IMPAIRMENT                        -               -           150,612
                                    ------------    ------------   ------------
TOTAL SG&A EXPENSES                     570,494         618,107        862,197
                                    ------------    ------------   ------------

INCOME (LOSS) FROM OPERATIONS           195,120         186,525        (31,498)

INTEREST EXPENSE, NET                    23,962          31,203         40,407
                                    ------------    ------------   ------------
INCOME (LOSS) BEFORE TAXES              171,158         155,322        (71,905)
                                    ------------    ------------   ------------

INCOME TAXES                             48,151          29,771         16,857
                                    ------------    ------------   ------------
NET INCOME (LOSS) (BEFORE
 ACCOUNTING CHANGE)                     123,007         125,551        (88,762)
                                    ------------    ------------   ------------

CUMMULATIVE EFFECT OF CHANGE IN
 ACCOUNTING PRINCIPLE                       -               -         (430,026)
                                    ------------    ------------   ------------
NET INCOME (LOSS)                   $   123,007     $   125,551    $  (518,788)
                                    ------------    ------------   ------------
                                    ------------    ------------   ------------

INCOME (LOSS) PER SHARE - BASIC     $      1.35     $      1.40    $     (5.74)

INCOME (LOSS) PER SHARE - DILUTED   $      1.34     $      1.40    $     (5.74)

WEIGHTED AVERAGE SHARES - BASIC          91,239          89,430         90,387

WEIGHTED AVERAGE SHARES - DILUTED        91,534          90,000         90,387

                           TOMMY HILFIGER CORPORATION
                         SELECTED FINANCIAL INFORMATION
                               BALANCE SHEET DATA
                                  (IN MILLIONS)

                      MARCH 31,   JUNE 30,  SEPTEMBER 30, DECEMBER 31, MARCH 31,
                        2004        2004        2004        2004         2005
                    ----------- ----------- ------------ -----------  ----------
                     (RESTATED)  (RESTATED)
CASH AND CASH
 EQUIVALENTS             414.5       436,6       364.0       478.8        481.0

SHORT-TERM
 INVESTMENTS              27.5        31.1        64.9        64.7         40.7

ACCOUNTS RECEIVABLE      193.2        77.9       179.7        78.2        153.9

INVENTORIES              207.3       240.6       256,2       240.3        203.3

WORKING CAPITAL          649.2       651,6       706.3       726.1        661.0

PROPERTY AND
 EQUIPMENT, NET          241.7       235.0       232.9       244.7        250.1

INTANGIBLE AND OTHER
 ASSETS                  890.3       887.8       899.1       923.3        943.9

TOTAL ASSET5           2,047.9     1,986.1     2,085.3     2,128.0      2,158.1

CURRENT PORTION OF
 LONG-TERM DEBT            0.7         0.5         0.5         0.4          0.4

SHORT - TERM
 BORROWINGS                -           -           -           -            -

OTHER CURRENT
 LIABILITIES             266.0       211.1       246.4       233.5        302.7

LONG TERM DEBT           351.5       351.4       344.1       344,1        344.0

DEFERRED TAX AND
 OTHER LIABILITIES       222.5       222.8       224.5       226.8        186.7

TOTAL LIABILITIE5        840.7       785.9       815.6       804.9        833.8

SHAREHOLDERS' EQUITY   1,207.2     1,200.2     1,269.8     1,323.1      1,324.3


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